UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 21, 2003

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

 Pennsylvania                       1-16581                   23-2453088
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(State or other                   (Commission                (IRS Employer
jurisdiction of)                  File Number)                Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania                  19102
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

N/A
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(Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits.

      (a) Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release, dated January 21, 2003, of Sovereign Bancorp, Inc.

Item 9. Regulation FD Disclosure

      The Company's press release dated January 21, 2003, is attached hereto as
Exhibit 99.1 and incorporated by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOVEREIGN BANCORP, INC.

Dated:  January 21, 2003                    /s/ James D. Hogan
                                            James D. Hogan
                                            Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
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99.1 Press Release, dated January 21, 2003, of Sovereign Bancorp, Inc.